EXHIBIT 4.2

                                 AMENDMENT NO. 7
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 7 ("AMENDMENT") to the Registration Rights Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of February 18, 1999, by Amendment No. 2 dated as of June 30, 1999, by Amendment No. 3 dated as of June 30, 1999, by Amendment No. 4 dated as of August 1, 2000, by Amendment No. 5 dated as of November 9, 2001 and by Amendment No. 6 dated May 22, 2002 (the "ORIGINAL AGREEMENT"), is made as of September 13, 2002, among Choice One Communications Inc., a Delaware corporation (the "CORPORATION"), and the Holders listed on the signature pages hereto.

         WHEREAS, the Corporation and the initial Investor Holders and Management Holders entered into the Registration Rights Agreement on July 8, 1998 which provides for certain rights and obligations of the Corporation and such Holders with respect to registration of the Common Stock under the Securities Act (and such agreement has since been amended as described above); and

         WHEREAS, the Corporation, the MSDWCP IV Funds and other parties thereto have entered into a Third Amended and Restated Credit Agreement and a Warrant Issuance Agreement, each dated as of the date hereof, pursuant to which, among other things, the MSDWCP IV Funds will receive warrants exercisable for shares of Common Stock.

         NOW, THEREFORE, the parties hereto hereby amend the Original Agreement as follows:

         SECTION 1. AMENDMENT TO DEFINITION. The definition of "Warrant Shares" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

                  "Warrant Shares" means the shares of Common Stock deliverable upon exercise of (1) the Warrants No. 1, 2 and 3, each dated as of August 1, 2000, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time, (2) the Closing Warrants No. 1, 2 and 3, each dated as of March 31, 2002, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time, (3) the Contingent Amount Warrants No. 1, 2 and 3, each dated as of March 31, 2002, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time, (4) the Post-Closing Warrants, if any, to be issued by the Corporation to each of the three MSDWCP IV Funds, respectively, in accordance with Section 3.07 of the Waiver Agreement, as adjusted from time to time, and (5) the Warrants No. 1, 2 and 3, each dated September 13, 2002, issued by the Corporation to each of the three MSDWCP IV Funds, respectively, as adjusted from time to time."

         SECTION 2. CONSENT TO REGISTRATION RIGHTS. The Holders hereby consent to the granting by the Corporation of the registration rights affected by Amendment No. 1 to the Equity Registration Rights Agreement dated as of the date hereof among the Corporation and the warrantholders listed on the signature pages thereto.

         SECTION 3. OTHER DEFINED TERMS. Capitalized terms used in this Amendment and not otherwise defined are used as defined in the Original Agreement.

         SECTION 4. EFFECT OF AMENDMENT; GOVERNING LAW. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 5. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                  CHOICE ONE COMMUNICATIONS INC.


                  By: /s/ Steve M. Dubnik
                     ---------------------------------------------
                       Name:Steve M. Dubnik
                       Title:Chairman & CEO


                  MANAGEMENT HOLDERS

                   /s/ Steve M. Dubnik
                  ------------------------------------------------
                  Steve M. Dubnik, as a Management Member and as Chief Executive Officer of Choice One Communications Inc.

                   /s/ Mae Squier-Dow
                  -------------------------------------------------
                  Mae Squier-Dow

                   /s/ Kevin Dickens
                  -------------------------------------------------
                  Kevin Dickens

                   /s/ Philip Yawman
                  -------------------------------------------------
                  Philip Yawman

                   /s/ Ajay Sabherwal
                  -------------------------------------------------
                  Ajay Sabherwal


                  INVESTOR HOLDERS


                  MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                  By: MSCP III, LLC, its general partner
                  By: Morgan Stanley Capital Partners III, Inc., its
                       Member


                  By: /s/ John B. Ehrenkranz
                     ----------------------------------------------------------
                       Name: John B. Ehrenkranz
                       Title: Managing Director

                  MSCP III 892 INVESTORS, L.P.

                  By: MSCP III, LLC, its general partner
                  By: Morgan Stanley Capital Partners III, Inc., its
                       Member


                  By: /s/ John B. Ehrenkranz
                     ----------------------------------------------------------
                       Name: John B. Ehrenkranz
                       Title: Managing Director


                  MORGAN STANLEY CAPITAL INVESTORS, L.P.


                  By: MSCP III, LLC, its general partner
                  By: Morgan Stanley Capital Partners III, Inc., its
                       Member


                  By: /s/ John B. Ehrenkranz
                     ----------------------------------------------------------
                       Name: John B. Ehrenkranz
                       Title: Managing Director


                  MORGAN STANLEY DEAN WITTER
                  CAPITAL PARTNERS IV, L.P.

                  By: MSDW Capital Partners IV, LLC, its general partner
                  By: MSDW Capital Partners IV, Inc., its Member


                  By: /s/ John B. Ehrenkranz
                     ----------------------------------------------------------
                       Name: John B. Ehrenkranz
                       Title: Managing Director


                  MSDW IV 892 INVESTORS, L.P.

                  By: MSDW Capital Partners IV, LLC, its general partner
                  By: MSDW Capital Partners IV, Inc., its Member


                  By: /s/ John B. Ehrenkranz
                     ----------------------------------------------------------
                       Name: John B. Ehrenkranz
                       Title: Managing Director

                  MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.

                  By: MSDW Capital Partners IV, LLC, its general partner
                  By: MSDW Capital Partners IV, Inc., its Member


                  By: /s/ John B. Ehrenkranz
                     ----------------------------------------------------------
                       Name: John B. Ehrenkranz
                       Title: Managing Director


                  CHISHOLM PARTNERS III, L.P.

                  By: Silverado III, L.P., its General Partner
                  By: Silverado III Corp., its General Partner


                  By: /s/ Robert M. Van Degna
                     ----------------------------------------------------------
                       Name: Robert M. Van Degna
                       Title: Chairman & CEO


                  KENNEDY PLAZA PARTNERS


                  By: /s/ Robert M. Van Degna
                     ----------------------------------------------------------
                       Name: Robert M. Van Degna
                       Title: Managing General Partner


                  FLEET VENTURE RESOURCES, INC.


                  By: /s/ Robert M. Van Degna
                     ----------------------------------------------------------
                       Name: Robert M. Van Degna
                       Title: Under Power of Attorney dated 8/4/00


                  FLEET EQUITY PARTNERS VI, L.P.

                  By:  Silverado IV Corp., its General Partner


                  By:  /s/ Robert M. Van Degna
                     ----------------------------------------------------------
                       Name: Robert M. Van Degna
                       Title: Chairman & CEO

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                  WALLER-SUTTON MEDIA PARTNERS, L.P.

                  By:  Waller Sutton Media, L.L.C. its general partner


                  By:  /s/ Bruce M. Hernandez
                     ----------------------------------------------------------
                       Name: Bruce M. Hernandez
                       Title: Chief Executive Officer